Exhibit  10.9


UNITED  STATES
PATENT  AND
TRADEMARK  OFFICE
________________________________________________________________________________
                                                 Under Secretary of Commerce For
                                       Intellectual Property and Director of the
                                       United States Patent and Trademark Office
                                                           Washington, DC  20231
                                                                  wwww.uspto.gov

                                   May  13,  2002



SAFARI  ASSOCIATES,  INC.
Morton  Berger
64  Edson  Street
Amsterdam,  NY  12010

                    UNITED  STATES  PATENT  AND  TRADEMARK  OFFICE
                   NOTICE  OF  RECORDATION  OF  ASSIGNMENT  DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE  REVIEW  ALL  INFORMATION  CONTAINED  ON  THIS  NOTICE.  THE  INFORMATION
CONTAINED  ON  THIS  RECORDATION  NOTICE REFLECTS THE DATA PRESENT IN THE PATENT

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AND  TRADEMARK  ASSIGNMENT  SYSTEM.  IF  YOU  SHOULD  FIND  ANY  ERRORS  OR HAVE
QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 703-308-9723. PLEASE SEND REQUEST FOR CORRECTION
TO: U.S. PATENT AND TRADEMARK OFFICE, ASSIGNMENT DIVISION, BOX ASSIGNMENTS, CG-4, 1213 JEFFERSON DAVIS HWY, SUITE 320, WASHINGTON, D.C. 20231.

RECORDATION  DATE:   03/06/2002          REEL/FRAME:  012676/0375
                                         NUMBER  OF  PAGES:  3

BRIEF:    ASSIGNMENT  OF  ASSIGNOR'S  INTEREST  (SEE  DOCUMENT  FOR  DETAILS).

ASSIGNOR:                               DOC  DATE:  12/31/2001
     WALLS,  CRAIG

ASSIGNEE:
     SAFARI  ASSOCIATES,  INC.
     64  EDSON  STREET
     AMSTERDAM,  NEW  YORK  12010

SERIAL  NUMBER:  09126730                 FILING  DATE:  07/31/1998
PATENT  NUMBER:  6003609                  ISSUE  DATE:  12/21/1999

SHAREILL  COLES,  EXAMINER
ASSIGNMENT  DIVISION
OFFICE  OF  PUBLIC  RECORDS


     Whereas, I Craig Walls, residing at 736 East Park Avenue, Greenwood, Indiana 46142, did obtain Letters Patent of the United States No. 6, 003, 609 bearing the date December 21, 1999, which patent covers specific aspects of a fire safety device; and

     Whereas,  I  am  now  the  sole  owner  of  said  patent;  and

     Whereas, Safari Associates, Inc., a Utah corporation having its principle office at No. 64 Edson Street, Amsterdam, New York 12010, is desirous of acquiring the entire interest in said patent; and

     Whereas, I have agreed to sell to Safari Associates, Inc., for the sum of One ($1.00) Dollar and other valuable consideration, my entire interest in said patent and in all improvements thereon which may hereafter be made by me.

1. Sale. Now, therefore, in consideration of One ($1.00) Dollar and other valuable consideration to me in hand paid, the receipt whereof if hereby acknowledged. I, Craig Walls, do hereby sell, assign and transfer to Safari Associates, Inc., the whole right, title and interest in and to the said invention and to the Letters Patent therefor, and also in and to any improvements thereon made by me or which I may hereafter make thereon; the same to be held and enjoyed by the Said Safari Associates, Inc., for its own use and behoove, and for the use and behoove of its successors and assigns, to the full end of the term for which the said Letters Patent have been granted and on any improvement patents granted hereafter as fully and entirely as the same would have been held and enjoyed by me had this assignment and sale not been made.

2. Covenants. And I hereby covenant, for myself, my personal representatives and assigns, with Safari Associates, Inc., its successors and assigns, as follows:

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     (a)  Validity.  That  the  said  Letters  Patent  are valid and subsisting.

     (b) Improvements. That I will forthwith from time to time after making any improvement upon the said invention disclose same to Safari Associates, Inc., who shall be entitled to the sole and exclusive benefit thereof, and that whenever required by Safari Associates, Inc., its successors and assigns, full information and particulars as to the nature and mode of performing the same, and will at its sole cost and expense, execute and do all applications, documents and other acts necessary for obtaining Letters Patent therefor and for vesting the same and the full and exclusive benefit thereof in Safari Associates, Inc., its successors and assigns.

3. Consent to Assignment. Safari Associates, Inc., shall not, without the prior written consent of Craig Walls, sell or assign to any other its interest in the said Letters Patent or any party thereof, except to a Company controlled by Safari Associates, Inc.

Executed  this  3rd  day  of  December,  2001

                                        /s/  Craig  Walls
                                       ______________________________
                                        Craig  Walls


STATE  OF  INDIANA    )
                    )  SS.:
COUNTY  OF  JOHNSON   )


     On this 3rd day of December 2001, before me, personally came Craig Walls to me known and known to me to be the individual described in and who executed the within assignment of Letters Patent of the United States, and being by me duly sworn, did acknowledge to me that he executed the same.


                                        /s/  Sharon  Wilkerson
                                     ______________________________
                                      Sharon  Wilkerson
                                      Johnson  Co.
                                      Comm.  Exp.  9-16-07

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